EXECUTION VERSION

MASTER LOAN SALE AGREEMENT

among

DIAMETER CREDIT COMPANY,
as the Transferor,

DIAMETER CAPITAL PC CLO 2 DEPOSITOR LLC,
as the U.S. Retention Holder,

and

DIAMETER CAPITAL PC CLO 2 LLC,
as the Issuer

Dated as of April 24, 2026

Table of Contents

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Table of Contents

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SCHEDULE 1 Schedule of Initial Conveyed Collateral

SCHEDULE 2 Notice Information

EXHIBIT A Form of Subsequent Transfer Agreement

THIS MASTER LOAN SALE AGREEMENT, dated as of April 24, 2026 (as amended, modified, restated, or supplemented from time to time, this “Agreement”), is made by and among DIAMETER CREDIT COMPANY, a statutory trust formed under the laws of the State of Delaware (in its capacity as transferor under this Agreement, together with its successors and assigns in such capacity, the “Transferor”), DIAMETER CAPITAL PC CLO 2 DEPOSITOR LLC, a limited liability company formed under the laws of the state of Delaware (together with its successors and assigns in such capacity, the “U.S. Retention Holder”), and DIAMETER CAPITAL PC CLO 2 LLC, a limited liability company formed under the laws of the state of Delaware (together with its successors and assigns in such capacity, the “Issuer”).

PREAMBLE

WHEREAS, in the regular course of its business, the Transferor (directly and/or through one or more affiliates, including the Participation Sellers) originates and/or otherwise acquires Collateral Obligations;

WHEREAS, the U.S. Retention Holder desires to acquire from the Transferor (including through the Participation Sellers) on the Closing Date and the Issuer desires to acquire from the U.S. Retention Holder on the Closing Date the initial Collateral Obligations (the “Initial Collateral Obligations”) listed on Schedule 1 hereto and may acquire from time to time thereafter certain additional Collateral Obligations (the “Additional Collateral Obligations”) and Substitute Obligations, together with certain related property, as more fully described as the “Assets” in the Indenture, dated as of April 24, 2026 (as amended, modified, restated or supplemented from time to time, the “Indenture”), between the Issuer, as issuer, and Western Alliance Trust Company, N.A., as collateral trustee (together with its successors and assigns in such capacity, the “Collateral Trustee”);

WHEREAS, the Transferor desires (i) to cause the Participation Sellers to distribute certain of the Initial Collateral Obligations to the Transferor in respect of the Transferor’s 100% membership interest in the Participation Sellers and (ii) to sell and/or contribute such Initial Collateral Obligations to the U.S. Retention Holder, and for the U.S. Retention Holder to sell and/or contribute such Initial Collateral Obligations to the Issuer pursuant to this Agreement on the date hereof;

WHEREAS, for administrative convenience, in order to effect the transactions contemplated above, (i) the Issuer and the Participation Sellers have entered the Master Participation Agreements whereby, the Participation Sellers will transfer to the Issuer 100% undivided “Participation Interests” in certain of the Initial Collateral Obligations pursuant to the Master Participation Agreements and (ii) the Issuer and the Transferor have entered into the Master Participation Agreements whereby, the Transferor will transfer to the Issuer 100% undivided “Participation Interests” in certain of the Initial Collateral Obligations pursuant to the Master Participation Agreements;

WHEREAS, it is a condition to the U.S. Retention Holder’s acquisition of the Collateral Obligations from the Transferor that the Transferor make certain representations, warranties and covenants regarding the Conveyed Collateral transferred pursuant to this Agreement for the benefit of the U.S. Retention Holder and the Issuer and it is a condition to the Issuer’s acquisition of the

Collateral Obligations from the U.S. Retention Holder that the U.S. Retention Holder make certain representations, warranties and covenants regarding the Conveyed Collateral for the benefit of the Issuer;

WHEREAS, on the Initial Cut-Off Date the Transferor will agree to transfer to the U.S. Retention Holder on the Closing Date and the U.S. Retention Holder will agree to transfer to the Issuer on the Closing Date, all of its right, title and interest in the Initial Collateral Obligations; and

WHEREAS, thereafter, the Issuer will from time to time acquire certain Additional Collateral Obligations and Substitute Obligations hereunder, all pursuant to the applicable terms and conditions set forth herein and in the Indenture.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings attributed to such terms in the Indenture. In addition, as used herein, the following defined terms, unless the context otherwise requires, shall have the following meanings:

“Additional Collateral Obligations”: The meaning assigned in the Preamble of this Agreement.

“Additional Conveyed Collateral”: The meaning specified in Section 2.1(d).

“Agreement”: The meaning specified in the introductory paragraph of this Agreement.

“Assignment Effective Date”: The meaning specified in Section 2.1(h).

“Collateral Trustee”: The meaning specified in the Preamble of this Agreement.

“Conveyed Collateral”: Collectively, the Initial Conveyed Collateral and Additional Conveyed Collateral.

“Closing Date Participations”: The meaning specified in Section 2.1(h).

“Cut-Off Date”: With respect to the Initial Conveyed Collateral, the Initial Cut-Off Date, and with respect to any Collateral Obligation that constitutes Additional Conveyed Collateral, the meaning specified in Section 2.1(d).

“Indemnified Party”: The meaning specified in Section 6.1.

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“Indenture”: The meaning specified in the Preamble of this Agreement.

“Initial Collateral Obligations”: The meaning specified in the Preamble of this Agreement.

“Initial Conveyed Collateral”: The meaning specified in Section 2.1(a).

“Initial Cut-Off Date”: April 24, 2026.

“Insolvency Law”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Issuer”: The meaning specified in the introductory paragraph of this Agreement.

“Issuer Purchase Price”: With respect to any Collateral Obligation, the difference of (x) the product of (1) the Purchase Rate and (2) the par value of such Collateral Obligation as of the applicable Cut-Off Date minus (y) the greater of (A) zero and (B) the product of (1) 100% minus the Purchase Rate (2) the amount of any repayment of principal made with respect to such Collateral Obligation on or after the applicable Cut-Off Date and prior to the Settlement Date.

“Master Participation Agreements”: Collectively, the master participation agreements entered into on the Closing Date, pursuant to which each Participation Seller will sell or transfer directly to the Issuer the Closing Date Participations.

“Noteless Collateral Obligation”: A Collateral Obligation with respect to which (a) the related Underlying Instruments do not require the Obligor to execute and deliver an Underlying Note to evidence the indebtedness created under such Collateral Obligation and (b) no Underlying Notes are outstanding with respect to the portion of the Collateral Obligation transferred to the Issuer.

“Participation”: The meaning specified in Section 2.1(h).

“Participation Seller”: The Transferor or a financing subsidiary of the Transferor as participation seller under a Master Participation Agreement.

“Permitted Liens”: With respect to the interest of the Transferor, the U.S. Retention Holder and the Issuer in the Collateral Obligations included in the Assets: (i) security interests, liens and other encumbrances in favor of the U.S. Retention Holder created pursuant to this Agreement and transferred to the Issuer pursuant hereto, (ii) security interests, liens and other encumbrances in favor of the U.S. Retention Holder created pursuant to this Agreement and transferred to the Issuer pursuant hereto, (iii) security interests, liens and other encumbrances in favor of the Issuer created pursuant to this Agreement, (iv) security interests, liens and other encumbrances in favor of the Collateral Trustee created pursuant to the Indenture and/or this Agreement, (v) with respect to agented Collateral Obligations, security interests, liens and other encumbrances in favor of the lead agent, the collateral agent or the paying agent on behalf of all holders of indebtedness of such Obligor under the related facility, (vi) with respect to any Equity Security, any security interests, liens and other encumbrances granted on such Equity Security to secure indebtedness of the related

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Obligor and/or any security interests, liens and other rights or encumbrances granted under any governing documents or other agreement between or among or binding upon the Issuer as the holder of equity in such Obligor and (vii) security interests, liens and other encumbrances, if any, which have priority over first priority perfected security interests in the Collateral Obligations or any portion thereof under the UCC or any other applicable law.

“Purchase Rate”: With respect to any Collateral Obligation, a rate (expressed as a percentage of the outstanding principal balance thereof) equal to the fair market value thereof, which will be as reasonably determined by the Collateral Manager, consistent with the Collateral Management Agreement without any third party valuation, on the applicable Cut-Off Date and set forth in the column “U.S. Retention Holder Purchase Rate” or “Issuer Purchase Rate”, as applicable, on Schedule 1 hereto (in the case of the Initial Conveyed Collateral) or on Schedule I to the related Subsequent Transfer Agreement (in the case of Additional Conveyed Collateral).

“Required Loan Documents”: For each Collateral Obligation, the items set forth below:

(i) (x) other than in the case of a Noteless Collateral Obligation or a Participation Interest, the original or, if accompanied by a “lost note” affidavit and indemnity, a copy of the Underlying Note, endorsed by the prior holder of record, if any, either in blank or to the Collateral Trustee, which may be in the form of an allonge or note power attached thereto (and evidencing an unbroken chain of endorsements from the prior holder(s) thereof, if any, evidenced in the chain of endorsements in blank or to the Collateral Trustee, subject to Section 2.6), with any endorsement to the Collateral Trustee to be in the following form: “Western Alliance Trust Company, N.A., its successors and assigns, as Collateral Trustee for the Secured Parties,” and (y) in the case of a Noteless Collateral Obligation or a Participation Interest, a copy of each transfer document or assignment agreement, if applicable, relating to such Noteless Collateral Obligation or Participation Interest evidencing the assignment of such Noteless Collateral Obligation or Participation Interest to the Transferor, if applicable, from the Transferor to the U.S. Retention Holder and from the U.S. Retention Holder to the Issuer (subject to Section 2.6); and

(ii) originals or copies of any related loan agreement or credit agreement, to the extent applicable to the related Collateral Obligation.

“Settlement Date”: With respect to any Collateral Obligation:

(i) in the case of any Initial Collateral Obligation, the Closing Date;

(ii) in the case of any Collateral Obligation that constitutes Additional Conveyed Collateral, the Settlement Date specified in the related Subsequent Transfer Agreement; provided that such Settlement Date shall be, not earlier than the related Cut-Off Date.

“Subsequent Conveyed Collateral”: The meaning specified in Section 2.1(d).

“Subsequent Transfer Agreement”: The meaning specified in Section 2.1(d).

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“Substitute Conveyed Collateral”: The meaning specified in Section 2.1(d).

“Transferor”: The meaning specified in the introductory paragraph of this Agreement.

“U.S. Retention Holder”: The meaning specified in the introductory paragraph of this Agreement.

“U.S. Retention Holder Purchase Price”: With respect to any Collateral Obligation, the difference of (x) the product of (1) the Purchase Rate and (2) the par value of such Collateral Obligation as of the Settlement Date minus (y) the greater of (A) zero and (B) the product of (1) the Purchase Rate and (2) the amount of any repayment of principal made with respect to such Collateral Obligation on or after the applicable Cut-Off Date and prior to the Settlement Date.

“Underlying Note”: One or more promissory notes executed by the applicable Obligor evidencing a Collateral Obligation.

Section 1.2. Other Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect from time to time in the United States.

Section 1.3. Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

Section 1.4. Interpretation.

In this Agreement, unless a contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(iii) reference to any gender includes each other gender;

(iv) reference to day or days without further qualification means calendar days;

(v) unless otherwise stated, reference to any time means New York, New York time;

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(vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

(vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

(viii) reference to any requirement of law means such requirement of law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any requirement of law means that provision of such requirement of law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; and

(ix) references to “including” means “including, without limitation”.

Section 1.5. References.

All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

ARTICLE II
TRANSFER OF THE CONVEYED COLLATERAL

Section 2.1. Transfer of the Conveyed Collateral.

(a) Initial Transfer from the Transferor to the U.S. Retention Holder. Subject to and upon the terms and conditions set forth herein, effective as of the Closing Date, the Transferor hereby sells, conveys and transfers to the U.S. Retention Holder all of the Transferor’s right, title and interest in, to and under the Initial Collateral Obligations (including the Participation Interests therein), if any, and any related Assets with respect thereto (the “Initial Conveyed Collateral”) for a purchase price on the Closing Date equal to the U.S. Retention Holder Purchase Price with respect thereto. The consideration for the transfer of the Initial Conveyed Collateral from the Transferor to the U.S. Retention Holder shall consist of cash paid by the U.S. Retention Holder to the Transferor on the Closing Date and, to the extent that such cash so paid on the Closing Date is less than the purchase price thereof, the difference shall be deemed a capital contribution from the Transferor to the U.S. Retention Holder on the Closing Date. To the extent the Transferor elects to convey Collateral Obligations in exchange for a capitation contribution to the U.S. Retention Holder, any cash paid in connection with such capital contribution shall be made as a distribution with respect to the equity held by the Transferor in the U.S. Retention Holder.

(b) [Reserved].

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(c) Initial Transfer from the U.S. Retention Holder to the Issuer. Subject to and upon the terms and conditions set forth herein, effective as of the Closing Date, the U.S. Retention Holder hereby sells, conveys and transfers to the Issuer all of the U.S. Retention Holder’s right, title and interest in, to and under the Initial Conveyed Collateral for a purchase price on the Closing Date equal to the Issuer Purchase Price with respect thereto. The consideration for the transfer of the Initial Conveyed Collateral from the U.S. Retention Holder to the Issuer shall consist of cash paid by the Issuer to the U.S. Retention Holder on the Closing Date and/or the issuance by the Issuer to the U.S. Retention Holder of 15.66% of the Class B Notes and 100% of the Subordinated Notes, and to the extent that the cash so paid on the Closing Date and/or the fair market value of the Class B Notes and the Subordinated Notes so issued to the U.S. Retention Holder on the Closing Date is less than the purchase price relating to such transfer, the difference shall be deemed a capital contribution from the U.S. Retention Holder to the Issuer on the Closing Date.

(d) Subsequent Transfers. Each of the Transferor, the U.S. Retention Holder and the Issuer agrees and acknowledges that (i) the U.S. Retention Holder may, subject to the terms and conditions set forth herein, acquire Additional Collateral Obligations (including the Participation Interests therein) and related Assets with respect thereto (the “Additional Conveyed Collateral”) from the Transferor and the Issuer may, as permitted under the Indenture and subject to the terms and conditions set forth herein, acquire the Additional Conveyed Collateral from the U.S. Retention Holder, and (ii) the Issuer may acquire from the U.S. Retention Holder, the U.S. Retention Holder may acquire from the Transferor, as permitted under the Indenture and subject to the terms and conditions set forth herein, Substitute Obligations and any related Assets as set forth in the Indenture with respect thereto (the “Substitute Conveyed Collateral” and, together with the Additional Conveyed Collateral, the “Subsequent Conveyed Collateral”), in each case pursuant to a Subsequent Transfer Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Transferor, the U.S. Retention Holder and the Issuer (each such agreement, a “Subsequent Transfer Agreement”). The parties hereto agree that each such Subsequent Transfer Agreement will be deemed to become part of this Agreement as of the date of its execution (each such date, a “Cut-Off Date”) without further amendment hereof, provided that any sale of Subsequent Conveyed Collateral shall be effective as of the Settlement Date specified in such Subsequent Transfer Agreement. The purchase price paid by the U.S. Retention Holder for any Subsequent Conveyed Collateral shall be an amount equal to the U.S. Retention Holder Purchase Price with respect thereto and the purchase price paid by the Issuer for any Subsequent Conveyed Collateral shall be an amount equal to the Issuer Purchase Price with respect thereto.

(e) Each of the Transferor, the U.S. Retention Holder and the Issuer agrees that (i) the representations, warranties and covenants of the Transferor and the U.S. Retention Holder set forth herein will run to and be for the benefit of the U.S. Retention Holder, the Issuer and the Collateral Trustee, as applicable, and (ii) either the Issuer or the Collateral Trustee may enforce, directly without joinder of the U.S. Retention Holder, the repurchase obligations of the Transferor with respect to breaches of such representations, warranties and covenants as set forth herein. The parties hereto acknowledge and agree that the Collateral Trustee for the benefit of the Secured Parties is a third party beneficiary of such representations, warranties and covenants. By its signature below, the Collateral Trustee hereby acknowledges such rights granted to it hereunder.

(f) Each of the Transferor, the U.S. Retention Holder and the Issuer intends and agrees that (i) the transfer of the Conveyed Collateral by the Transferor to the U.S. Retention

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Holder pursuant to this Agreement, and the transfer of the Conveyed Collateral by the U.S. Retention Holder to the Issuer pursuant to this Agreement is, in each and every case, intended to be an absolute sale, conveyance and transfer of ownership of the applicable Conveyed Collateral rather than the mere granting of a security interest to secure a financing and (ii) such Conveyed Collateral shall not be part of the Transferor’s or the U.S. Retention Holder’s respective estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, any of such transfers are deemed to secure indebtedness, the Transferor hereby Grants to the U.S. Retention Holder and the U.S. Retention Holder hereby Grants to the Issuer, as the case may be, a security interest in all of its right, title and interest in, to and under such Conveyed Collateral (whether now existing or hereafter created, including, for the avoidance of doubt, all of U.S. Retention Holder’s rights, titles and interests to and under this Agreement) and the Issuer hereby further Grants such security interest to the Collateral Trustee for the benefit of the Secured Parties. For such purposes, this Agreement shall constitute (and hereby does constitute) a security agreement under the UCC, securing the repayment of the purchase price paid hereunder and the obligations or interests represented by the Debt, in the order and priorities specified in, and subject to the other terms and conditions of, this Agreement and the Indenture, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

(g) If any such transfer of Conveyed Collateral by the Transferor to the U.S. Retention Holder (whether Initial Conveyed Collateral transferred pursuant to Section 2.1(a) or Subsequent Conveyed Collateral transferred pursuant to Section 2.1(d)) is deemed to be the mere granting of a security interest to secure a financing, the U.S. Retention Holder may, to secure the U.S. Retention Holder’s own obligations under this Agreement (to the extent that the transfer of Conveyed Collateral by the U.S. Retention Holder to the Issuer hereunder is deemed to be the mere granting of a security interest to secure a financing), repledge and reassign to the Issuer (and the Issuer may further repledge and reassign to the Collateral Trustee, for the benefit of the Secured Parties) (i) all or a portion of the Conveyed Collateral pledged to the U.S. Retention Holder by the Transferor and with respect to which the U.S. Retention Holder has not released its security interest at the time of such pledge and assignment and (ii) all proceeds thereof. Such repledge and reassignment may be made with or without a repledge and reassignment by the U.S. Retention Holder of its rights under any agreement with the Transferor, and without further notice to or acknowledgement from the Transferor. The Transferor hereby waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the U.S. Retention Holder or any assignee relating to such repledge and reassignment in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The Transferor and the U.S. Retention Holder shall file or shall cause to be filed a UCC-1 financing statement and UCC-3 financing statement amendments, as necessary, naming the Transferor as debtor, the U.S. Retention Holder as secured party, the Issuer as assignee and the Collateral Trustee, for the benefit of the Secured Parties, as re-assignee listing all of the Conveyed Collateral pledged hereunder as collateral thereunder.

(h) On the terms and subject to the conditions set forth in this Agreement, the Participation Seller has entered into the Master Participation Agreement with the Issuer, in each case to grant to Issuer a participation interest in (the “Participation”) and directly settle, for administrative convenience, certain of the Initial Conveyed Collateral (the “Closing Date

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Participation”). Other than for tax and accounting purposes, the parties hereby agree to treat (i) the transfer of the Participation by the Participation Seller to the Issuer as a sale and/or distribution of the applicable Collateral Obligations by the Participation Seller to the Transferor and by the Transferor to the Issuer on all of their respective relevant books and records and (ii) the transfer of the Participation by the Transferor to the Issuer as a sale and/or distribution of the applicable Collateral Obligations by the Transferor to the Issuer on all of their respective relevant books and records. The Participation Seller has prepared individual assignments (or a master assignment) consistent with the requirements of the related Underlying Instruments and provided them to the Persons required under such Underlying Instruments, which assignments will become effective in accordance with such Underlying Instruments upon obtaining certain consents thereto or upon the passage of time or both. The Transferor agrees to use its commercially reasonable efforts to cause such assignments to become effective. Upon receipt by the Transferor of the effective assignment (the “Assignment Effective Date”) of any Closing Date Participation participated pursuant to this Section 2.1, the Transferor, for value received, hereby sells, conveys and transfers to the Issuer, and each such party acquires from such seller, all of such seller’s right, title and interest in, to and under the Collateral Obligation comprising the Closing Date Participation.

(i) If any such transfer of Conveyed Collateral by the U.S. Retention Holder to the Issuer (whether Initial Conveyed Collateral transferred pursuant to Section 2.1(c) or Subsequent Conveyed Collateral transferred pursuant to Section 2.1(d)) is deemed to be the mere granting of a security interest to secure a financing, the Issuer may, to secure the Issuer’s obligations under the Indenture, repledge and reassign to the Collateral Trustee for the benefit of the Secured Parties (i) all or a portion of the Conveyed Collateral pledged to the Issuer by the U.S. Retention Holder and with respect to which the Issuer has not released its security interest at the time of such pledge and assignment and (ii) all proceeds thereof. Such repledge and reassignment may be made with or without a repledge and reassignment by the Issuer of its rights under any agreement with the U.S. Retention Holder, and without further notice to or acknowledgment from the U.S. Retention Holder. The U.S. Retention Holder hereby waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Issuer or any assignee relating to such repledge or reassignment in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The Issuer and the U.S. Retention Holder shall file or shall cause to be filed a UCC-1 financing statement and UCC-3 financing statement amendments, as necessary, naming the U.S. Retention Holder as debtor, the Issuer as secured party and the Collateral Trustee, for the benefit of the Secured Parties as assignee, listing all of the Conveyed Collateral pledged hereunder as collateral thereunder.

(j) To the extent that (i) the consideration received by the Transferor from the U.S. Retention Holder in exchange for any Conveyed Collateral and (ii) the consideration received by the U.S. Retention Holder from the Issuer for any Conveyed Collateral is less than the fair market value of such Conveyed Collateral, the difference between such fair market value and the consideration so received shall be deemed to be a capital contribution by the Transferor to the U.S. Retention Holder (in the case of clause (i) above and by the U.S. Retention Holder to the issuer in the case of clause (ii) above), made on the related Settlement Date with respect to such Conveyed Collateral. For all purposes of this Agreement, any contributed Conveyed Collateral shall be treated the same as the Conveyed Collateral sold for cash or other property.

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Section 2.2. Conveyance of Initial Conveyed Collateral.

(a) On or before the Closing Date, the Transferor or the U.S. Retention Holder, as applicable, shall deliver or cause to be delivered to the Collateral Trustee each of the documents, certificates and other items as follows:

(i) officially certified recent evidence of due formation and good standing of the Transferor, the U.S. Retention Holder and the Issuer, in each case under the laws of the State of Delaware;

(ii) a copy of resolutions adopted by the appropriate governing body of Diameter Credit Company, in its capacity as Transferor, in its capacity as the designated manager of the U.S. Retention Holder, and in its capacity as sole member of the Issuer, approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified by the board of managers of Diameter Credit Company, in each such capacity;

(iii) evidence that the lien of the pledgee under any credit facility to which any of the Initial Collateral Obligations is subject is released as to each such Initial Collateral Obligation;

(iv) a UCC-1 financing statement and UCC-3 financing statement amendments, naming the Transferor as debtor, the U.S. Retention Holder as secured party, the Issuer as assignee (and the Collateral Trustee as re-assignee for the benefit of the Secured Parties) and identifying the Conveyed Collateral as collateral for filing with the office of the Secretary of State for the State of Delaware; a UCC-1 financing statement naming the U.S. Retention Holder as debtor, the Issuer as secured party (and the Collateral Trustee as assignee for the benefit of the Secured Parties) and identifying the Conveyed Collateral as collateral for filing with the office of the Secretary of State for the State of Delaware; and a UCC-1 financing statement naming the Issuer as debtor, the Collateral Trustee, for the benefit of the Secured Parties, as secured party and identifying the Conveyed Collateral or all assets of the Issuer, as collateral for filing with the office of the Secretary of State for the State of Delaware;

(v) a fully executed copy of each Transaction Document; and

(vi) all Opinions of Counsel required to be delivered pursuant to Section 3.1(iii) of the Indenture.

(b) On or after the transfer of the Initial Conveyed Collateral by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer, (i) the Transferor shall transfer to the Collection Account all Principal Proceeds and Interest Proceeds received with respect to such Initial Conveyed Collateral on and after the Closing Date, (ii) each of the representations and warranties made by the Transferor pursuant to Article III applicable to the Initial Conveyed Collateral shall be true and correct as of the Closing Date, and (iii) each of the Transferor and the U.S. Retention Holder, as applicable, shall, at its own expense, not later than the Closing Date, indicate in its records that ownership of the Initial Conveyed Collateral has been

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conveyed to the Transferor by any of its affiliates who owned such Initial Conveyed Collateral and then conveyed by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer pursuant to this Agreement.

Section 2.3. Acceptance of Initial Conveyed Collateral.

On the Closing Date (and in the case of Collateral Obligations comprising the Participation Interests on the Assignment Effective Date), upon satisfaction of the conditions set forth in Section 2.2, the Issuer hereby instructs the U.S. Retention Holder, the U.S. Retention Holder hereby instructs the Transferor, and the Transferor hereby agrees to deliver, on behalf of the Issuer, the Initial Conveyed Collateral to the Collateral Trustee or, as required by Section 2.6, to the Custodian, and such delivery thereto and acceptance by the Collateral Trustee or by the Custodian, as applicable, shall be deemed to be delivery to and acceptance by the Issuer, by the U.S. Retention Holder.

Section 2.4. Conveyance of Additional Conveyed Collateral.

(a) As and when permitted by the Indenture and subject to this Section 2.4 and the satisfaction of the conditions imposed under the Indenture with respect to the acquisition of Additional Conveyed Collateral, the Transferor may at its option (but shall not be obligated to) with the consent of the Collateral Manager (so long as Diameter Credit Company is the Collateral Manager) sell, convey and transfer to the U.S. Retention Holder (by delivery of an executed Subsequent Transfer Agreement for settlement on the Settlement Date specified therein) all the right, title and interest of the Transferor in and to the Additional Conveyed Collateral identified on Schedule I thereto, in each and every case without recourse other than as expressly provided herein and therein, the U.S. Retention Holder shall be required to purchase from the Transferor and sell, convey and transfer to the Issuer (by delivery of an executed Subsequent Transfer Agreement for settlement on the Settlement Date specified therein) all the right, title and interest of the U.S. Retention Holder in and to the Additional Conveyed Collateral identified on Schedule I thereto, in each and every case without recourse other than as expressly provided herein and therein and the Issuer shall be required to purchase from the U.S. Retention Holder all the right, title and interest of the U.S. Retention Holder in and to the Additional Conveyed Collateral identified on Schedule I thereto, in each and every case without recourse other than as expressly provided herein and therein.

(b) On or after the Settlement Date of the transfer of any Additional Conveyed Collateral by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer, (i) the Transferor shall transfer to the Collection Account all Principal Proceeds and Interest Proceeds received with respect to such Subsequent Conveyed Collateral on and after the related Settlement Date, (ii) each of the representations and warranties made by the Transferor pursuant to Article III applicable to such Additional Conveyed Collateral shall be true and correct as of the related Cut-Off Date and (iii) the Transferor shall, at its own expense, on or prior to the related Settlement Date, indicate in its records that ownership of the Additional Conveyed Collateral identified in the Subsequent Transfer Agreement has been sold by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer pursuant to this Agreement.

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Section 2.5. [Reserved].

Section 2.6. Administrative Convenience with respect to Acquisitions and Assignments.

(a) The Transferor, the U.S. Retention Holder and the Issuer acknowledge and agree that, solely for administrative convenience, but without limiting the Issuer’s ability to purchase Collateral Obligations directly from third parties as provided in Section 2.1(k), any document or assignment agreement (or, in the case of any Underlying Note, any chain of endorsement) required to be executed and delivered in connection with (a) the acquisition of a Collateral Obligation as a lender at the closing thereof may be executed and delivered directly by the Issuer at the direction of the Transferor or of the U.S. Retention Holder or (b) the transfer of a Collateral Obligation in accordance with the terms of related Underlying Instruments may reflect that the Transferor or the U.S. Retention Holder (or any affiliate thereof or any third party from whom the Transferor or the U.S. Retention Holder, as applicable, may purchase a Collateral Obligation) is assigning such Collateral Obligation directly to the Issuer. Nothing in any such document or assignment agreement (or, in the case of any Underlying Note, nothing in such chain of endorsement) shall be deemed to impair the transfers of the related Collateral Obligations by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer in accordance with the terms of this Agreement.

(b) Nothing in this Section 2.6 shall be deemed to impair the respective sales of the Collateral Obligations by the Transferor to the U.S. Retention Holder or by the U.S. Retention Holder to the Issuer in accordance with the terms of this Agreement.

(c) Transferor and the Issuer acknowledge and agree that, solely for administrative convenience, the sale of the Participation in each Collateral Obligation that is to be sold by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer hereunder may be effected by (i) the Participation Seller entering into the Master Participation Agreement with respect thereto directly with the Issuer and/or (ii) the Transferor entering into the Master Participation Agreement with respect thereto directly with the Issuer. Nothing in this Section 2.6 shall be deemed to impair the respective sales of the Collateral Obligations by the Transferor to the U.S. Retention Holder and by the U.S. Retention Holder to the Issuer in accordance with the terms of this Agreement.

Section 2.7. Delivery of Documents.

With respect to each Collateral Obligation transferred hereunder as part of the Conveyed Collateral, within ten (10) Business Days after the related Settlement Date (or on or prior to the Closing Date, with respect to the Initial Collateral Obligations), the Transferor, on behalf of the U.S. Retention Holder and the Issuer, will deliver or cause to be delivered to the Custodian, to the extent not previously delivered, all Assets with respect to such Collateral Obligations in accordance with the definition of “Deliver”.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Transferor and the U.S. Retention Holder, as applicable, each makes, and upon execution of each Subsequent Transfer Agreement is deemed to make, the following representations and warranties, on which the U.S. Retention Holder or the Issuer, as applicable, will rely in acquiring the Initial Conveyed Collateral and any Subsequent Conveyed Collateral on any applicable Cut-Off Date, and on which, in each case, each of the parties hereto acknowledges and agrees that the Collateral Trustee, for the benefit of the Secured Parties, shall be entitled to rely as an express third party beneficiary as a condition of the Issuer entering into the Transaction Documents to which it is a party and of the Debtholders purchasing the Debt. Each of the parties hereto acknowledges and agrees that such representations and warranties are being made by the Transferor for the benefit of the U.S. Retention Holder, the Issuer and the Collateral Trustee, for the benefit of the Secured Parties and by the U.S. Retention Holder for the benefit of the Issuer and the Collateral Trustee, for the benefit of the Secured Parties.

Except as otherwise specifically set forth herein, the representations and warranties set forth in this Article III are given as of the Closing Date or the related Settlement Date, as applicable, but shall survive the sale, transfer and assignment of the Conveyed Collateral to the U.S. Retention Holder and to the Issuer hereunder or under a Subsequent Transfer Agreement, as applicable.

The representations and warranties set forth in Section 3.1(j) may not be waived by any Person and shall survive the termination of this Agreement.

Section 3.1. Representations and Warranties of the Transferor.

By its execution of this Agreement and each Subsequent Transfer Agreement, the Transferor represents and warrants that:

(a) Organization and Good Standing. The Transferor is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the full power and authority to own its assets and the securities proposed to be owned by it and included in the Assets and to transact the business in which it is presently engaged and is duly qualified under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement, the Indenture, its trust agreement and the Debt require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the Transferor.

(b) Authorization; Valid Sale; Binding Obligations. The Transferor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and had the power and authority to form the U.S. Retention Holder and the Issuer, to act as the designated manager of each of the U.S. Retention Holder and the Issuer and to cause each of the U.S. Retention Holder and the Issuer to make, execute, deliver and perform its respective obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary

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action to authorize, on behalf of itself individually, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to authorize as designated manager on behalf of the U.S. Retention Holder and of the Issuer the execution, delivery and performance of this Agreement and the other Transaction Documents to which the U.S. Retention Holder or the Issuer, respectively, is a party. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale (or contribution, as the case may be), transfer and assignment of, or Grant of a security interest in, the Conveyed Collateral being so transferred, conveyed and assigned from the Transferor to the U.S. Retention Holder, enforceable against the Transferor and creditors of and purchasers from the Transferor. This Agreement and the other Transaction Documents to which the Transferor is a party constitute the legal, valid and binding obligations of the Transferor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Transferor in connection with this Agreement or any other Transaction Document to which it is a party or the execution, delivery, performance, validity or enforceability of this Agreement or any other Transaction Document to which it is a party or the obligations imposed on the Transferor hereunder or under the terms of the Indenture or any other Transaction Document to which it is a party other than those that have been obtained or made.

(d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Transferor, and the consummation of the transactions contemplated hereby and thereby, will not violate its articles of incorporation, bylaws or any material requirement of law applicable to the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor or any of the Transferor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

(e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Transferor threatened, against the Transferor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Debt (i) that, if adversely determined, would in the reasonable judgment of the Transferor be expected to have a material adverse effect on the transactions contemplated by this Agreement or the other Transaction Documents to which the Transferor is a party or (ii) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Debt.

(f) Solvency. The Transferor, at the time of and after giving effect to each conveyance of Conveyed Collateral hereunder and the transactions contemplated hereunder and under the Indenture and the other Transaction Documents, is solvent and is not aware of any pending insolvency.

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(g) Taxes. The Transferor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books); no tax lien has been filed and, to the Transferor’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(h) Place of Business; No Changes. The Transferor has not changed its name or the State under whose laws it is formed, whether by amendment of its trust agreement, by reorganization or otherwise, in the last 6 months.

(i) Sale Treatment. Other than for tax and accounting purposes, the Transferor has treated and will treat the conveyance of the Conveyed Collateral to the U.S. Retention Holder for all purposes as a sale by the Transferor and purchase by the U.S. Retention Holder on all of its relevant books and records.

(j) Security Interest.

(i) In the event that the transfer by the Transferor to the U.S. Retention Holder of any Conveyed Collateral is determined not to be an absolute transfer, this Agreement is effective to create in favor of the U.S. Retention Holder a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Transferor in, to and under such Conveyed Collateral, which security interest is perfected and is prior to all other liens (other than Permitted Liens), and is enforceable as such against, all creditors of and purchasers from the Transferor.

(ii) Each Collateral Obligation conveyed hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC).

(iii) The Transferor, at the time of and before giving effect to each conveyance of Conveyed Collateral hereunder (or, in the case of the Participation Interests, the Assignment Effective Date) owns or will own such Conveyed Collateral free and clear of any lien, claim or encumbrance of any Person (other than Permitted Liens and any security interest therein which will be released contemporaneously with the conveyance of such Conveyed Collateral hereunder), and, upon the conveyance by the Transferor to the U.S. Retention Holder of any Conveyed Collateral pursuant to this Agreement or any Subsequent Transfer Agreement, the U.S. Retention Holder will own such Conveyed Collateral free and clear of any and all liens, claims or encumbrances created by, or attaching to property of, the Transferor (other than Permitted Liens).

(iv) The Transferor, at the time of and before giving effect to each conveyance of Conveyed Collateral hereunder (or, in the case of the Participation Interests, the Assignment Effective Date), has received or will have received all consents and

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approvals required by the terms of any Conveyed Collateral to the conveyance of such Conveyed Collateral hereunder to the U.S. Retention Holder.

(v) The Transferor, at the time of and before giving effect to each conveyance of Conveyed Collateral hereunder, has caused or will cause the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Conveyed Collateral granted to the U.S. Retention Holder under this Agreement to the extent perfection can be achieved by filing a financing statement.

(vi) Other than the conveyance to the U.S. Retention Holder and the security interest granted to the U.S. Retention Holder pursuant to this Agreement (and any security interest therein which will be released contemporaneously with the conveyance of such Conveyed Collateral hereunder), the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Collateral. The Transferor has not authorized the filing of, and is not aware of, any financing statements against the Transferor that include a description of collateral covering such Conveyed Collateral other than (1) any financing statement relating to the security interest Granted to the U.S. Retention Holder under this Agreement, (2) any financing statement that has been, or that at the time of the conveyance of such Collateral Obligation will have been, terminated in its entirety or, if necessary, amended to release such Conveyed Collateral and (3) any financing statement that has been filed to perfect a security interest which will be released contemporaneously with the conveyance of such Conveyed Collateral hereunder. The Transferor is not aware of the filing of any judgment, employee benefit or tax lien filings against it.

(vii) On or prior to the Closing Date (with respect to the Initial Collateral Obligations) and within ten (10) Business Days after the related Settlement Date (with respect to any Subsequent Conveyed Collateral), copies (or originals, if required by the definition of “Required Loan Documents”) of the Required Loan Documents have been delivered to the Custodian.

(viii) None of the Underlying Notes that constitute or evidence the Conveyed Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the U.S. Retention Holder or the Issuer or in blank or to the Collateral Trustee or if any marks or notations, the Underlying Note has an unbroken chain of endorsements from the prior holder(s) thereof, if any, evidenced in the chain of endorsements in blank or to the Collateral Trustee.

(k) Value Given. The cash payments and corresponding increase in the Transferor’s equity interest in the U.S. Retention Holder received by the Transferor in respect of the purchase price of all Conveyed Collateral conveyed hereunder constitutes reasonably equivalent value in consideration for the conveyance to the U.S. Retention Holder of such Conveyed Collateral under this Agreement, such conveyance was not made for or on account of an antecedent debt owed by the U.S. Retention Holder to the Transferor, and such conveyance was not and is not voidable or subject to avoidance under any Insolvency Law.

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(l) No Defaults. The Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of it or its respective properties or could reasonably be expected to have consequences that would materially and adversely affect its performance hereunder.

(m) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Collateral by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(n) Origination and Collection Practices. The origination and collection practices used with respect to each Collateral Obligation have been in all material respects legal, proper, and customary in the Collateral Obligation origination and servicing business.

(o) Lack of Intent to Hinder, Delay or Defraud. Neither the Transferor nor any of its Affiliates sold or will sell any interest in any Conveyed Collateral with any intent to hinder, delay or defraud any of their respective creditors.

(p) Nonconsolidation. The Transferor conducts, and will at all times conduct, its affairs such that neither the U.S. Retention Holder nor the Issuer would be substantively consolidated in the estate of the Transferor and their respective separate existences would not be disregarded in the event of a bankruptcy of the Transferor (provided, however, the Transferor does not hereby agree to maintain the solvency of the U.S. Retention Holder or of the Issuer).

(q) Accuracy of Information. All written factual information heretofore furnished by the Transferor for purposes of or in connection with this Agreement or the other Transaction Documents to which the Transferor is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the Transferor hereunder or thereunder will be, true and accurate in all material respects, on or as of the date such information is stated or certified; provided that the Transferor shall not be responsible for any factual information furnished to it by any third party not affiliated with it except to the extent that a Responsible Officer of the Transferor has actual knowledge that such factual information is inaccurate in any material respect.

(r) Investment Company Act. The Transferor is not required to register as an “investment company” under the 1940 Act.

Section 3.2. Representations and Warranties Regarding the Collateral Obligations.

The Transferor hereby represents to the U.S. Retention Holder, to the Issuer and to the Collateral Trustee for the benefit of the Secured Parties that (i) each Collateral Obligation conveyed hereunder, as of the Closing Date or its related Settlement Date, as applicable, satisfies the definition of “Collateral Obligation” under the Indenture, and (ii) the information set forth on Schedule 1 hereto or on Schedule I to any Subsequent Transfer Agreement, as applicable, and, to the extent such information is set forth therein, in the Schedule of Collateral Obligations under the

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Indenture is true and correct in all material respects as of the Closing Date or as of the related Cut-off Date, as applicable.

Section 3.3. [RESERVED].

Section 3.4. [RESERVED].

Section 3.5. Representations and Warranties of the U.S. Retention Holder.

By its execution of this Agreement and each Subsequent Transfer Agreement, the U.S. Retention Holder represents and warrants that:

(a) Organization and Good Standing. The U.S. Retention Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full power and authority to own its assets and the securities proposed to be owned by it and included in the Assets and to transact the business in which it is presently engaged and is duly qualified under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement, the Indenture, the LLC Agreement and the Debt require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the U.S. Retention Holder.

(b) Authorization; Valid Sale; Binding Obligations. The U.S. Retention Holder has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale (or contribution, as the case may be), transfer and assignment of, or Grant of a security interest in, the Conveyed Collateral being so transferred, conveyed and assigned from the U.S. Retention Holder to the Issuer, enforceable against the U.S. Retention Holder and creditors of and purchasers from the U.S. Retention Holder. This Agreement and the other Transaction Documents to which the U.S. Retention Holder is a party constitute the legal, valid and binding obligations of the U.S. Retention Holder enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the U.S. Retention Holder in connection with this Agreement or any other Transaction Document to which it is a party or the execution, delivery, performance, validity or enforceability of this Agreement or any other Transaction Document to which it is a party or the obligations imposed on the U.S. Retention Holder hereunder or under the terms of the Indenture or any other Transaction Document to which it is a party other than those that have been obtained or made.

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(d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the U.S. Retention Holder, and the consummation of the transactions contemplated hereby and thereby, will not violate its certificate of formation, the limited liability company agreement or any material requirement of law applicable to the U.S. Retention Holder, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the U.S. Retention Holder is a party or by which the U.S. Retention Holder or any of the U.S. Retention Holder’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

(e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the U.S. Retention Holder threatened, against the U.S. Retention Holder or any of its properties or with respect to this Agreement or any other Transaction Documents to which it is a party (i) that, if adversely determined, would in the reasonable judgment of the U.S. Retention Holder be expected to have a material adverse effect on (1) the business, properties, assets or condition (financial or otherwise) of the U.S. Retention Holder or (2) the transactions contemplated by this Agreement or the other Transaction Documents to which the U.S. Retention Holder is a party or (ii) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Debt.

(f) Solvency. The U.S. Retention Holder, at the time of and after giving effect to each conveyance of Conveyed Collateral hereunder and the transactions contemplated hereunder and under the Indenture and the other Transaction Documents, is solvent and is not aware of any pending insolvency.

(g) Taxes. The U.S. Retention Holder has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books); no tax lien has been filed and, to the U.S. Retention Holder’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(h) Place of Business; No Changes. The U.S. Retention Holder has not changed its name or the State under whose laws it is formed, whether by amendment of its certificate of formation, by reorganization or otherwise.

(i) Sale Treatment. Other than for tax and accounting purposes, the U.S. Retention Holder has treated and will treat each of (i) the acquisition of the Conveyed Collateral from the Transferor and (ii) the conveyance of the Conveyed Collateral to the Issuer for all purposes as a purchase by the U.S. Retention Holder from the Transferor and a sale by the U.S. Retention Holder to the Issuer on all of its relevant books and records.

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(j) No Defaults. The U.S. Retention Holder is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of it or its respective properties or could reasonably be expected to have consequences that would materially and adversely affect its performance hereunder.

(k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Collateral by the U.S. Retention Holder pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(l) Lack of Intent to Hinder, Delay or Defraud. The U.S. Retention Holder did not and will not sell any interest in any Conveyed Collateral with any intent to hinder, delay or defraud any of its creditors.

(m) Nonconsolidation. The U.S. Retention Holder conducts, and will at all times conduct, its affairs such that none of the Issuer or the Transferor would be substantively consolidated in the estate of the U.S. Retention Holder and their respective separate existences would not be disregarded in the event of the U.S. Retention Holder’s bankruptcy (provided, however, the U.S. Retention Holder does not hereby agree to maintain the solvency of the Issuer).

(n) Accuracy of Information. All written factual information heretofore furnished by the U.S. Retention Holder for purposes of or in connection with this Agreement or the other Transaction Documents to which the U.S. Retention Holder is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the U.S. Retention Holder hereunder or thereunder will be, true and accurate in all material respects, on or as of the date such information is stated or certified; provided that the U.S. Retention Holder shall not be responsible for any factual information furnished to it by any third party not affiliated with it or the Transferor, except to the extent that a Responsible Officer of the U.S. Retention Holder has actual knowledge that such factual information is inaccurate in any material respect.

(o) Investment Company Act. The U.S. Retention Holder is not required to register as an “investment company” under the 1940 Act.

Section 3.6. Additional Representations and Warranties of the U.S. Retention Holder.

By its execution of this Agreement and each Subsequent Transfer Agreement, the U.S. Retention Holder additionally represents and warrants as of the Closing Date or the related Settlement Date, as applicable, that:

(a) Security Interest.

(i) In the event that the conveyance by the U.S. Retention Holder to the Issuer of any Conveyed Collateral is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Issuer a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the U.S. Retention

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Holder in, to and under such Conveyed Collateral, which security interest is perfected and is prior to all other liens (other than Permitted Liens), and is enforceable as such against, all creditors of and purchasers from the U.S. Retention Holder.

(ii) Each Collateral Obligation conveyed hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC).

(iii) Upon the conveyance by the U.S. Retention Holder to the Issuer of any Conveyed Collateral pursuant to this Agreement or any Subsequent Transfer Agreement, the Issuer will own such Conveyed Collateral free and clear of any and all liens, claims or encumbrances created by, or attaching to property of, the U.S. Retention Holder (other than Permitted Liens).

(iv) The U.S. Retention Holder has received all consents and approvals required by the terms of any Conveyed Collateral to the conveyance of such Conveyed Collateral hereunder to the Issuer.

(v) The U.S. Retention Holder has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Conveyed Collateral granted to the Issuer under this Agreement to the extent perfection can be achieved by filing a financing statement.

(vi) Other than the conveyance to the Issuer and the security interest granted to the Issuer pursuant to this Agreement, the U.S. Retention Holder has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Collateral. The U.S. Retention Holder has not authorized the filing of, and is not aware of, any financing statements against the U.S. Retention Holder that include a description of such Conveyed Collateral other than any financing statement that has been terminated in its entirety or released as to such Conveyed Collateral. The U.S. Retention Holder is not aware of the filing of any judgment, employee benefit or tax lien filings against it.

(vii) On or prior to the Closing Date (with respect to the Initial Collateral Obligations) and within ten (10) Business Days after the related Settlement Date (with respect to any Subsequent Conveyed Collateral), copies (or originals, if required by the definition of “Required Loan Documents”) of the Required Loan Documents have been delivered to the Custodian.

(viii) None of the Underlying Notes that constitute or evidence the Conveyed Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer or in blank or to the Collateral Trustee (or if any marks or notations, the Underlying Note has an unbroken chain of endorsements from the prior holder(s) thereof, if any, evidenced in the chain of endorsements in blank or to the Collateral Trustee.

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(b) Value Given. The cash payments and the receipt of any Debt issued by the Issuer to the U.S. Retention Holder on the Closing Date (and the corresponding increase in the U.S. Retention Holder’s equity interest in the Issuer represented by the Subordinated Notes) received by the U.S. Retention Holder in respect of the purchase price (and capital contribution) of all Conveyed Collateral conveyed hereunder constitutes reasonably equivalent value in consideration for the conveyance to the Issuer of such Conveyed Collateral under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Issuer to the U.S. Retention Holder, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

Section 3.7. Representations and Warranties of the Issuer.

By its execution of this Agreement and each Subsequent Transfer Agreement, the Issuer represents and warrants to the U.S. Retention Holder and the Transferor that:

(a) Organization and Good Standing. The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has the full power and authority to own its assets and the securities proposed to be owned by it and included in the Assets and to transact the business in which it is presently engaged and is duly qualified under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement, the Indenture, the LLC Agreement and the Debt require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the Issuer.

(b) Power and Authority. The Issuer has the power and authority to execute and deliver the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party, as well as to carry out the terms hereof and thereof.

(c) Valid Execution; Binding Obligations. The Issuer has taken all necessary action, including but not limited to all requisite limited liability company action, to authorize the execution, delivery and performance of the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party. When executed and delivered by the Issuer each of the Transaction Documents to which it is a party will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) Authorizations. All authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings which are required to be obtained by the Issuer under any applicable law which are material to (i) the conduct of its business, (ii) the ownership, use, operation or maintenance of its properties or (iii) the performance by the Issuer of its obligations under or in connection with the Transaction Documents to which it is a party, have been received and all such authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings are in full force and effect.

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(e) No Violations. The execution, issuance and delivery of, and performance by the Issuer of its obligations under, the Transaction Documents to which it is a party and any and all instruments or documents required to be executed or delivered by it pursuant to or in connection herewith or therewith were and are within the powers of the Issuer and will not violate any provision of any law, regulation, decree or governmental authorization applicable to the Issuer or its limited liability company agreement, and will not violate or cause a default under any provision of any contract, agreement, mortgage, indenture or other undertaking to which the Issuer is a party or which is binding upon the Issuer or any of its property or assets, and will not result in the imposition or creation of any lien, charge or encumbrance upon any of the properties or assets of the Issuer pursuant to the provisions of any such contract, agreement, mortgage, indenture or undertaking, other than as specifically set forth in the Indenture.

(f) Litigation. There are no legal, governmental or regulatory proceedings pending to which the Issuer is a party or to which any of its property is subject, which if determined adversely to the Issuer would individually or in the aggregate have a material adverse effect on the performance by the Issuer of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereunder or thereunder, and to the best of its knowledge, no such proceedings are threatened or contemplated.

ARTICLE IV
PERFECTION OF TRANSFER
AND PROTECTION OF SECURITY INTERESTS

Section 4.1. Custody of Collateral Obligation.

On or prior to the Closing Date (with respect to the Initial Collateral Obligations) and within ten (10) Business Days after the related Settlement Date (with respect to any Additional Conveyed Collateral), copies (or originals, if required by the definition of Required Loan Documents) of the Required Loan Documents shall be delivered by the Transferor to the Custodian.

Section 4.2. Filing.

On or prior to the Closing Date, the Transferor and the U.S. Retention Holder shall cause the UCC-1 financing statement(s) and UCC-3 financing statement amendment(s), if necessary, referred to in Section 2.2(a)(iv) hereof to be filed. Notwithstanding the obligation of the Transferor set forth in the preceding sentence, each of the Transferor, the U.S. Retention Holder and the Issuer hereby authorizes the Collateral Manager to prepare and file, at the expense of the Collateral Manager, such UCC financing statements (including but not limited to renewal or continuation statements) and amendments or supplements thereto or other instruments as the Collateral Manager may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

Section 4.3. Costs and Expenses.

Under the Collateral Management Agreement, the Issuer will be obligated to pay or reimburse the Collateral Manager for all reasonable costs and disbursements in connection with

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the perfection and the maintenance of perfection, as against all third parties, of the U.S. Retention Holder’s, Issuer’s and Collateral Trustee’s respective right, title and interest in and to the Conveyed Collateral (including, without limitation, the security interests provided for in the Indenture).

Section 4.4. Sale Treatment.

Other than for tax and accounting purposes, each of the Transferor and the U.S. Retention Holder and the U.S. Retention Holder and the Issuer, as applicable, shall treat the conveyance of Conveyed Collateral made hereunder for all purposes as a sale by the Transferor and purchase by the U.S. Retention Holder and as a sale by the U.S. Retention Holder and purchase by the Issuer, as applicable, on all of its relevant books and records.

Section 4.5. Separateness.

The Transferor agrees to take or refrain from taking or engaging in (with respect to the U.S. Retention Holder and the Issuer) and the U.S. Retention Holder agrees to take or refrain from taking or engaging in (with respect to the Transferor and the Issuer) each of the actions or activities specified in the “substantive consolidation” opinion of Dechert LLP (including any certificates delivered in connection therewith) delivered on the Closing Date, upon which the conclusions and opinions therein are based (provided, however, the Transferor does not hereby agree to maintain the solvency of the U.S. Retention Holder or of the Issuer and the U.S. Retention Holder does not hereby agree to maintain the solvency of the Issuer).

ARTICLE V
COVENANTS

Section 5.1. Covenants of the Transferor.

The Transferor makes the following covenants, on which the U.S. Retention Holder will rely in conveying the Initial Conveyed Collateral on the Closing Date (and any Subsequent Conveyed Collateral on any applicable Cut-Off Date) to the Issuer, and on which the Transferor acknowledges and agrees that the Issuer and the Collateral Trustee, for the benefit of the Secured Parties, each shall be entitled to rely as an express third party beneficiary as a condition of the Issuer and the Collateral Trustee entering into the Transaction Documents to which each of them is a party and as a condition to the Debtholders purchasing the Debt. Each of the U.S. Retention Holder and the Issuer acknowledges that such covenants are being made by the Transferor for the benefit of the U.S. Retention Holder, the Issuer and the Collateral Trustee for the benefit of the Secured Parties.

(a) Existence. During the term of this Agreement, the Transferor will keep in full force and effect its existence, rights and franchises under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated

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hereby. In addition, all transactions and dealings between the Transferor and the U.S. Retention Holder will be conducted on an arm’s length basis.

(b) Collateral Obligations Not to Be Evidenced by Promissory Notes. The Transferor will take no action, nor permit any action to be taken, to cause any Collateral Obligation not originally evidenced by a promissory note to be evidenced by an Instrument, except in connection with the enforcement or collection of such Collateral Obligation. In the event that any Collateral Obligation not originally evidenced by a promissory note is evidenced by an Instrument, the Transferor shall deliver such Instrument to the Custodian.

(c) Security Interests. Except as expressly provided herein, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Conveyed Collateral. The Transferor will promptly notify the U.S. Retention Holder, the Issuer and the Collateral Trustee of the existence of any such lien on any Conveyed Collateral; and the Transferor shall defend the respective right, title and interest of the U.S. Retention Holder and the Issuer in, to and under the Conveyed Collateral against all claims of third parties; provided that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Transferor from suffering to exist Permitted Liens upon any of the Conveyed Collateral. The Transferor shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to Permitted Liens) the first-priority perfected security interest of the U.S. Retention Holder in all Conveyed Collateral which has not been released pursuant to the Indenture.

(d) Compliance with Law. The Transferor hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. Upon the move of its jurisdiction of formation outside of the State of Delaware, the Transferor shall provide the U.S. Retention Holder, the Issuer and the Collateral Trustee written notice of such change of jurisdiction within thirty (30) days after completion of the same.

(f) Merger or Consolidation of the Transferor.

(i) Any Person into which the Transferor may be merged, consolidated or converted, or any Person resulting from such merger, consolidation or conversion to which the Transferor is a party, or any Person succeeding by acquisition or transfer of substantially all of the assets and the business of the Transferor shall be the successor to the Transferor hereunder and the other Transaction Documents to which the Transferor is a party, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

(ii) Upon the merger, consolidation or conversion of the Transferor or transfer of substantially all of its assets and its business as described in this Section 5.1(f), the Transferor shall provide the U.S. Retention Holder, the Collateral Trustee, the Issuer and each Rating Agency notice of such merger, consolidation, conversion or transfer of

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substantially all of the assets and business within thirty (30) days after completion of the same.

Section 5.2. [RESERVED].

Section 5.3. Covenants of the U.S. Retention Holder.

The U.S. Retention Holder makes the following covenants, on which the Transferor and the Issuer will rely in connection with the conveyance of the Initial Conveyed Collateral on the Closing Date (and any Subsequent Conveyed Collateral on the applicable Settlement Date) to the U.S. Retention Holder and the Issuer, and on which the U.S. Retention Holder acknowledges and agrees the Issuer and the Collateral Trustee for the benefit of the Secured Parties each shall be entitled to rely as an express third party beneficiary as a condition of the Issuer and the Collateral Trustee entering into the Transaction Documents to which each of them is a party and as a condition to the Debtholders purchasing the Debt. Each of the Transferor and the Issuer acknowledges that such covenants are being made by the U.S. Retention Holder for the benefit of the Transferor, the Issuer and the Collateral Trustee for the benefit of the Secured Parties.

(a) LLC Existence. During the term of this Agreement, the U.S. Retention Holder will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the U.S. Retention Holder and the Issuer will be conducted on an arm’s length basis.

(b) Collateral Obligations Not to Be Evidenced by Promissory Notes. The U.S. Retention Holder will take no action, nor permit any action to be taken, to cause any Collateral Obligation not originally evidenced by a promissory note to be evidenced by an Instrument, except in connection with the enforcement or collection of such Collateral Obligation. In the event that any Collateral Obligation not originally evidenced by a promissory note is evidenced by an Instrument, the U.S. Retention Holder shall deliver such Instrument to the Custodian.

(c) Security Interests. Except as expressly provided herein, the U.S. Retention Holder will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Collateral. The U.S. Retention Holder will promptly notify the Transferor, the Issuer and the Collateral Trustee of the existence of any such lien on any Conveyed Collateral; and the U.S. Retention Holder shall defend the respective right, title and interest of the Issuer in, to and under the Conveyed Collateral against all claims of third parties; provided that nothing in this Section 5.3(c) shall prevent or be deemed to prohibit the Grant of the Conveyed Collateral to the Collateral Trustee under the Indenture. The U.S. Retention Holder shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to any Permitted Lien) the first-priority perfected security interest of the Issuer in all Conveyed Collateral which has not been released pursuant to the Indenture.

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(d) Compliance with Law. The U.S. Retention Holder hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. The U.S. Retention Holder shall not move its jurisdiction of formation outside of the State of Delaware without thirty (30) days’ prior written notice to the Issuer and the Collateral Trustee.

ARTICLE VI
INDEMNIFICATION BY THE TRANSFEROR

Section 6.1. Indemnification.

The Transferor agrees to indemnify, defend and hold the U.S. Retention Holder, the Issuer, the Collateral Trustee and any of their trustees, respective beneficial owners, managers, members, officers, directors, employees, agents and professional advisors (any one of which is an “Indemnified Party”) harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other reasonable costs, fees and expenses (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages) that such Person may sustain as a result of the failure of the Transferor to perform its duties in compliance in all material respects with the terms of this Agreement, except to the extent arising from the gross negligence, willful misconduct or fraud by the Person claiming indemnification; provided further that, for the avoidance of doubt, to the extent that the Transferor repurchases any loan from the U.S. Retention Holder such repurchase shall constitute the sole recourse to the Transferor for any breach of the representations or warranties set forth in Section 3.2. An Indemnified Party shall promptly notify the Transferor if a claim is made by a third party with respect to this Agreement, and the Transferor shall assume (with the consent of the Indemnified Party, such consent not to be unreasonably withheld) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Indemnified Party in respect of such claim. The parties agree that the provisions of this Section 6.1 shall not be interpreted to provide recourse to the Transferor against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor or issuer with respect to a Collateral Obligation, and the Transferor does not hereby agree to maintain the solvency of the U.S. Retention Holder or of the Issuer. The Transferor shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected amounts payable under any Collateral Obligation.

Section 6.2. Liabilities to Obligors.

Except with respect to the funding commitment assumed by the Issuer with respect to any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation and customary obligations assumed by lenders in syndicated loans relating to indemnification of agents, workout expenses, and other reimbursable expenses for the preservation of collateral, the Transferor hereby acknowledges and agrees that no obligation or liability of the Transferor to any Obligor under any of the Collateral Obligations is intended to be assumed by the U.S. Retention Holder, the Issuer, the Collateral Trustee or the Debtholders under or as a result of this Agreement, any Subsequent

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Transfer Agreement and the transactions contemplated hereby and under the other Transaction Documents, and the Collateral Trustee for the benefit of the Secured Parties is expressly named as a third party beneficiary of this Agreement for purposes of this Section 6.2.

Section 6.3. Operation of Indemnities.

If the Transferor has made any indemnity payments to any Indemnified Party pursuant to this Article VI and such Indemnified Party thereafter collects any amounts from others in connection with the same matter or matters that gave rise to such indemnity payments, such Indemnified Party will repay such amounts collected to the Transferor up to and including the amount of such indemnity payments.

Section 6.4. Limitation on Liability.

The Transferor shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Transferor under this Agreement. The Transferor and any trustee, beneficial owner, member, manager, director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor and any trustee, beneficial owner, member, manager, director, officer, employee or agent of the Transferor shall be reimbursed by the U.S. Retention Holder or by the Issuer (subject to the availability of funds in accordance with the Priority of Payments), as applicable, for any liability or expense incurred by reason of the U.S. Retention Holder’s or the Issuer’s willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its respective duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement or the other Transaction Documents and that in its opinion may involve it in any expense or liability.

ARTICLE VII
[RESERVED]

ARTICLE VIII
MISCELLANEOUS

Section 8.1. Amendment.

(a) This Agreement may be amended or waived from time to time by the parties hereto by written agreement, with prior written notice to the Collateral Trustee, but without consent of the Debtholders, to (i) cure any ambiguity or to correct or supplement any provisions herein, (ii) comply with any changes in the Code, (iii) enable the Issuer or the U.S. Retention Holder to rely upon any exemption from registration under the Securities Act or the 1940 Act, (iv) enable the Issuer, U.S. Retention Holder or Transferor to comply with any applicable securities law or U.S. Risk Retention Rules (including the regulations implementing such laws), (v) conform this Agreement to the final Offering Circular, (vi) comply with any statute, rule, regulation, or technical or interpretive guidance enacted, effective, or issued by regulatory agencies of the United States

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federal government after the Closing Date that are applicable to the Issuer, the Debt or the transactions contemplated by the Indenture or by the final Offering Circular, including, without limitation, any applicable U.S. Risk Retention Rules, securities laws or the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, and technical or interpretive guidance thereunder and (vi) evidence the succession of another Person to the Issuer, U.S. Retention Holder or Transferor, as applicable, and the assumption by any such successor Person of the covenants of the Issuer, U.S. Retention Holder or Transferor, as applicable, herein. Any other amendment or waiver to this Agreement shall be subject to the consent of a Majority of the Subordinated Notes; provided that no such amendment or waiver shall reduce in any manner the amount of, or delay the timing of, any amounts received on Collateral Obligations which are required to be distributed on any Debt without the consent of the related Debtholder, or change the rights or obligations of any other party hereto without the consent of such party.

(b) Prior to the execution of any such amendment or waiver, the Transferor shall furnish to the Collateral Trustee and the Collateral Trustee shall furnish to each Rating Agency and each Debtholder written notification of the substance of such proposed amendment or waiver, together with a copy thereof.

(c) Promptly after the execution of any such amendment or waiver, the Collateral Trustee shall furnish a copy of such amendment or waiver to each Rating Agency and to each Debtholder. It shall not be necessary for the consent of any Debtholders pursuant to Section 8.1(a) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Debtholders of the execution thereof shall be subject to such reasonable requirements as the Collateral Trustee may prescribe.

(d) Prior to the execution of any amendment to this Agreement, the Issuer and the Collateral Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which Opinion of Counsel may rely upon a certificate from a Responsible Officer of the Issuer or of the Collateral Manager with respect to factual matters and with respect to the effect of any such amendment or waiver on the economic interests of the Issuer or the Debtholders) stating that the execution of such amendment is authorized or permitted by this Agreement. The Collateral Trustee may, but shall not be obligated to, consent to any such amendment that affects such Collateral Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(e) The Collateral Trustee, by its signature below, acknowledges and agrees to be bound by the provisions of this Section 8.1.

Section 8.2. Governing Law.

(a) This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Agreement shall be governed by, the law of the State of New York without reference to its conflicts of laws provisions (other than Section 5-1401 of the New York General Obligations Law).

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(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.2(b).

Section 8.3. Notices.

Unless expressly provided otherwise herein, all notices, demands, certificates, requests, directions and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one (1) Business Day after delivery to any overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent, (d) on the date transmitted by legible facsimile transmission with a confirmation of receipt, or (e) upon receipt when transmitted by electronic transmission, in all cases addressed to the recipient at such recipient’s address for notices set forth in Schedule 2.

Any party may change the address, telecopy number, or email address to which communications or copies directed to such party are to be sent by giving notice to the other parties of such change of address, telecopy number, or email address in conformity with the provisions of this Section 8.3 for the giving of notice.

Unless the parties hereto otherwise agree, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day; provided, further, that if in any instance the intended recipient declines or opts out of the receipt acknowledgment, then such notice or communication shall be deemed to have been received on the Business Day sent or posted, if sent or posted during normal business hours on such Business Day, or if otherwise, at the opening of business on the next Business Day.

Section 8.4. Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement and any such prohibition, invalidity or

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unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant, agreement, provision or term in any other jurisdiction.

Section 8.5. Third Party Beneficiaries.

The parties hereto hereby manifest their intent that except as otherwise expressly provided herein, no third party (other than the Collateral Trustee, on behalf of the Secured Parties) shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors and issuers of Collateral Obligations are not third party beneficiaries of this Agreement.

Section 8.6. Counterparts.

This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by e-mail (.pdf) or facsimile transmission), each of which will be deemed an original, and all of which together constitute one and the same instrument. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 8.7. Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.8. No Bankruptcy Petition; Disclaimer.

(a) Each of the Transferor and the U.S. Retention Holder covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect plus one day, it will not institute against the U.S. Retention Holder (in the case of the Transferor) or the Issuer (in the case of the Transferor or the U.S. Retention Holder), or join any other Person in instituting against the U.S. Retention Holder or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

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(b) The provisions of this Section 8.8 shall be for the third party benefit of those entitled to rely thereon, including the Collateral Trustee for the benefit of the Secured Parties, and shall survive the termination of this Agreement.

Section 8.9. Jurisdiction.

Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it the address set forth in Schedule 2. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 8.10. Prohibited Transactions with Respect to the Transferor.

The Transferor shall not:

(a) Provide credit to any Debtholder for the purpose of enabling such Debtholder to purchase Debt; or

(b) Purchase any Debt in an agency or trustee capacity.

Section 8.11. No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

Section 8.12. Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 8.13. Duration of Agreement.

This Agreement shall continue in existence and effect until the satisfaction and discharge of the Indenture.

Section 8.14. Limited Recourse.

The obligations of the Issuer, the U.S. Retention Holder and the Transferor under this Agreement and the other Transaction Documents are solely the limited liability company or corporate, as applicable, obligations of the Issuer, the U.S. Retention Holder and the Transferor, respectively. No recourse shall be had for the payment of any amount owing by the Issuer, the U.S.

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Retention Holder or the Transferor under this Agreement, any other Transaction Document or for the payment by the Issuer, the U.S. Retention Holder or the Transferor of any fee in respect hereof or any other obligation or claim of or against the Issuer, the U.S. Retention Holder or the Transferor arising out of or based upon this Agreement or any other Transaction Document, against any beneficial owner, employee, officer, director, shareholder, partner, member or manager of the Issuer, the U.S. Retention Holder or Transferor or of any Affiliate of such Person (other than the Transferor, the U.S. Retention Holder or the Issuer, as applicable). The provisions of this Section 8.14 shall survive the termination of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DIAMETER CREDIT COMPANY, as Transferor

By: /s/ Matthew Gilmartin
Name: Matt Gilmartin
Title: Chief Financial Officer

[Signature Page to Diameter PC CLO 2 – Master Loan Sale Agreement]

DIAMETER CAPITAL PC CLO 2 DEPOSITOR LLC, as U.S. Retention Holder

By: Diameter Credit Company, its designated manager

By: /s/ Matthew Gilmartin
Name: Matt Gilmartin
Title: Chief Financial Officer

[Signature Page to Diameter PC CLO 2 – Master Loan Sale Agreement]

DIAMETER CAPITAL PC CLO 2 LLC, as Issuer

By: Diameter Credit Company, its designated manager

By: /s/ Matthew Gilmartin
Name: Matt Gilmartin
Title: Chief Financial Officer

[Signatures Continued on the Following Page]

[Signature Page to Diameter PC CLO 2 – Master Loan Sale Agreement]

Acknowledged and Agreed:

WESTERN ALLIANCE TRUST COMPANY, N.A.

Not in its individual capacity, but solely as the Collateral Trustee

By: /s/ Michael. J. Baker

Name: Michael J. Baker

Title: Senior Vice President

[Signature Page to Diameter PC CLO 2 – Master Loan Sale Agreement]

SCHEDULE 1

SCHEDULE OF INITIAL CONVEYED COLLATERAL

SCHEDULE 2

NOTICE INFORMATION

Transferor:

Diameter Credit Company, as Transferor

50 Hudson Yards, 66th Fl

New York, NY 10001

U.S. Retention Holder:

Diameter Capital PC CLO 2 Depositor LLC, as U.S. Retention Holder
c/o Diameter Credit Company

50 Hudson Yards, 66th Floor

New York, New York 10001

Issuer:

Diameter Capital PC CLO 2 LLC, as Issuer
c/o Diameter Credit Company

50 Hudson Yards, 66th Floor

New York, New York 10001

Collateral Manager:

Diameter Credit Company

50 Hudson Yards, 66th Fl

New York, NY 10001

Collateral Trustee:

Western Alliance Trust Company, N.A.

One East Washington Street, Suite 1400

Phoenix, AZ 85004

Attention: Corporate Trust – Diameter PC CLO 2

EXHIBIT A

FORM OF SUBSEQUENT TRANSFER AGREEMENT

________ __, 20__

This Subsequent Transfer Agreement (this “Agreement”), dated as of ______ __, 20__ (the “Cut-Off Date”), is made by and among Diameter Credit Company (the “Transferor”), Diameter Capital PC CLO 2 Depositor LLC (the “U.S. Retention Holder”) and Diameter Capital PC CLO 2 LLC (the “Issuer”). Capitalized terms used but not defined herein have the respective meanings attributed to such terms in that certain Master Loan Sale Agreement, dated as of April 24, 2026 (such agreement as amended, restated, supplemented or modified from time to time, the “Master Loan Sale Agreement”), among the Transferor, the U.S. Retention Holder and the Issuer.

Subject to and upon the terms and conditions set forth in the Master Loan Sale Agreement, in exchange for good and valuable consideration, the adequacy of which is duly acknowledged by the Transferor and the U.S. Retention Holder, the Transferor hereby sells, conveys and transfers, in exchange for good and valuable consideration, the adequacy of which is duly acknowledged, to the U.S. Retention Holder, effective as of __________, 20__1 (the “Settlement Date”) all of the Transferor’s right, title and interest in, to and under the Additional Conveyed Collateral identified in Schedule I hereto.

Subject to and upon the terms and conditions set forth in the Master Loan Sale Agreement, the U.S. Retention Holder hereby sells, conveys and transfers, in exchange for good and valuable consideration, the adequacy of which is duly acknowledged, to the Issuer, effective as of the Settlement Date, all of the U.S. Retention Holder’s right, title and interest in, to and under the Subsequent Conveyed Collateral identified in Schedule I hereto.

By its execution of this Agreement each of the parties hereto makes the representations and warranties set forth in Article III of the Master Loan Sale Agreement, as applicable, as of the Cut-Off Date and the provisions of Section 8.14 of the Master Loan Sale Agreement are hereby incorporated herein by reference.

[Remainder of page intentionally left blank.]

1 The Settlement Date must be not earlier than the Cut-Off Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DIAMETER CREDIT COMPANY, as Transferor

By: ___________________________________
Name: Matt Gilmartin
Title: Chief Financial Officer

DIAMETER CAPITAL PC CLO 2 DEPOSITOR LLC, as U.S. Retention Holder

By: Diameter Credit Company, its designated manager

By: ___________________________________
Name: Matt Gilmartin
Title: Chief Financial Officer

[Signatures Continued on the Following Page]

DIAMETER CAPITAL PC CLO 2 LLC, as Issuer

By: Diameter Credit Company, its designated manager

By: ___________________________________
Name: Matt Gilmartin
Title: Chief Financial Officer

Schedule I
to Subsequent Transfer Agreement

Subsequent Conveyed Collateral

Issuer	Facility	U.S. Retention Holder		Issuer
		Applicable Cut-Off Date Par Amount	Purchase Rate	Applicable Cut-Off Date Par Amount	Purchase Rate